SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I, Fidelity Commonwealth Trust II, Fidelity Hastings Street Trust, Fidelity Mt. Vernon Street Trust, Fidelity Securities Fund, and Fidelity Trend Fund

(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY ADVISOR EQUITY GROWTH FUND
FIDELITY ADVISOR SERIES EQUITY GROWTH FUND
FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY BLUE CHIP GROWTH K6 FUND
FIDELITY GROWTH COMPANY FUND
FIDELITY GROWTH COMPANY K6 FUND
FIDELITY GROWTH DISCOVERY FUND
FIDELITY LARGE CAP GROWTH ENHANCED INDEX FUND
FIDELITY SERIES BLUE CHIP GROWTH FUND
FIDELITY SERIES GROWTH COMPANY FUND
FIDELITY TREND FUND

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on April 19, 2023, at 8:00 a.m. Eastern Time (ET). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on certain matters that affect your funds.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This package contains important information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal for each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy is in the best interests of shareholders. They recommend that you approve this proposal.

The following Q&A is provided to assist you in understanding the proposal, which is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your proxy card or notice. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Robert A. Lawrence
Chair

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

As more fully described in the attached proxy statement, shareholders of each fund are being asked to reclassify the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy.

Approval of the proposal will be determined solely by the voting results of shareholders of each fund.

Have the funds’ Board of Trustees approved the proposal?

Yes. The Board of Trustees has carefully reviewed and approved modifying the policies for each fund. The Board of Trustees unanimously recommends that you vote in favor of reclassifying the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy by approving your fund’s proposal.

Why am I being asked to approve reclassifying the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy?

Each fund voting on Proposal 1 currently has a fundamental policy requiring the fund to operate as a diversified fund. As a result, each fund is limited in its ownership of securities of any single issuer. The diversification status forces the portfolios to be underweight the benchmark’s top holdings, meaning each fund’s portfolio manager cannot choose to equal or overweight positions relative to its benchmark. This limitation can ultimately diminish the opportunity to outperform the benchmark on a risk-return basis. Shareholder approval of this proposal would allow each fund to operate as a non-diversified fund, providing portfolio managers with additional investment flexibility. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, the proposed change to each fund’s diversification policy.

How will reclassifying the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy impact the day-to-day management of each fund?

While the proposed change to each fund’s diversification policy would provide more flexibility for the fund’s investment adviser, the investment objective and principal investment strategies will remain unchanged.

What if shareholders do not approve the proposal to reclassify the diversification status of one or more of the funds from diversified to non-diversified by eliminating a fundamental policy?

If shareholders do not approve this proposal for one or more of the funds, then those funds will retain the current fundamental diversification investment policy.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the policy modifications are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is February 21, 2023.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9907588.100 GW23-PXL-0223

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to be held on April 19, 2023

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at
www.proxyvote.com/proxy

FIDELITY ADVISOR SERIES I
Fidelity Commonwealth Trust II
FIDELITY HASTINGS STREET TRUST
FIDELITY Mt. Vernon Street TRUST
FIDELITY Securities Fund
FIDELITY Trend Fund

245 Summer Street, Boston, Massachusetts 02210
1-800-544-8544 (Retail funds and/or classes)
1-877-208-0098 (Advisor funds and/or classes)
1-800-835-5092 (K6 funds and/or Class K)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the funds of the above trusts contained in Appendix A:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the funds contained in Appendix A (the funds) of the above-named trusts (the trusts), will be held on April 19, 2023, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy.

The Board of Trustees has fixed the close of business on February 21, 2023, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
CYNTHIA LO BESSETTE
Secretary

February 21, 2023

Your vote is important - please vote your shares promptly.

In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting, you must register at https://viewproxy.com/fidelityfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, call Fidelity at 1-800-544-8544 (Retail funds and/or classes), 1-877-208-0098 (Advisor funds and/or classes), or 1-800-835-5092 (K6 funds and/or Class K) to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Tuesday, April 18, 2023. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on April 18, 2023. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/fidelityfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge at https://viewproxy.com/fidelityfunds/broadridgevsm/ no later than 8:00 a.m. ET on Tuesday, April 18, 2023.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I
Fidelity Commonwealth Trust II
FIDELITY HASTINGS STREET TRUST
FIDELITY Mt. Vernon Street TRUST
FIDELITY Securities Fund
FIDELITY Trend Fund

TO BE HELD ON APRIL 19, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders of the funds contained in Appendix A (the funds) and at any adjournments thereof (the Meeting), to be held on April 19, 2023, at 8:00 a.m. ET. In light of public health concerns regarding COVID-19, the Board of Trustees and Fidelity Management & Research Company LLC (FMR), each fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 21, 2023. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Services, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund, provided the expenses do not exceed any existing expense caps. For each fund below, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses, (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable) as a percentage of average net assets, exceed the rate indicated below (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. Each arrangement will remain in effect through the date indicated below. FMR may not terminate each arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Name	Expense Cap	Expiration Date
Fidelity Advisor® Series Equity Growth Fund	0.003%	March 31, 2025
Fidelity Advisor® Series Growth Opportunities Fund	0.003%	March 31, 2025
Fidelity® Series Blue Chip Growth Fund	0.003%	November 30, 2025
Fidelity® Series Growth Company Fund	0.003%	March 31, 2025

Expenses exceeding an expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs will be allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-advisers and each sub-adviser’s principal business address are included in Appendix A. The principal business address of Fidelity Distributors Company LLC (FDC), each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, as applicable, issued and outstanding as of November 30, 2022, are indicated in Appendix C.

[As of November 30, 2022, the Trustees, Members of the Advisory Board (if any) and officers of each trust owned, in the aggregate, less than 1% of each fund’s and class’s, as applicable, outstanding shares.]

[To the knowledge of each trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.] [Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix D.]

FMR has advised each trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 21, 2023, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call 1-800-544-8544 (Retail funds and/or classes), 1-877-208-0098 (Advisor funds and/or classes), or 1-800-835-5092 (K6 funds and/or Class K); or visit Fidelity’s web site at www.fidelity.com, institutional.fidelity.com, or www.401k.com, respectively; or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN will have the same effect as votes cast AGAINST Proposal 1.

PROPOSAL 1

FOR EACH FUND, TO RECLASSIFY THE DIVERSIFICATION STATUS OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED BY ELIMINATING A FUNDAMENTAL POLICY

Shareholders are being asked to review and consider reclassifying the diversification status of each of the funds from diversified to non-diversified by eliminating the fundamental policy below.

Each fund’s current fundamental diversification limitation is as follows:

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation for each fund.

Section 5(b)(1) of the 1940 Act requires funds to be classified as either diversified or non-diversified, and a fund’s status as diversified is considered a fundamental policy. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund has increased flexibility to invest a greater percentage of its assets in the securities of fewer issuers. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless shareholders approve the change.

The primary benchmark of each of the funds is outlined in the table below:

Benchmark	Fund Name
Russell 1000 Growth Index	Fidelity® Blue Chip Growth Fund
Fidelity® Blue Chip Growth K6 Fund
Fidelity® Large Cap Growth Enhanced Index Fund
Fidelity® Series Blue Chip Growth Fund
Fidelity® Trend Fund
Russell 3000 Growth Index	Fidelity Advisor® Equity Growth Fund
Fidelity Advisor® Series Equity Growth Fund
Fidelity Advisor® Series Growth Opportunities Fund
Fidelity® Growth Company Fund
Fidelity® Growth Company K6 Fund
Fidelity® Growth Discovery Fund
Fidelity® Series Growth Company Fund

The funds’ portfolio managers evaluate and consider all of the holdings in each fund’s respective benchmark index as potential investment opportunities. Over the past several years, certain stocks contained in the Russell 1000 Growth Index and/or the Russell 3000 Growth Index have experienced an increase in their market capitalizations. Some of the largest increases have been observed in what are generally considered to be technology stocks. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. This level of index concentration coupled with the limitations placed on diversified funds can, at times, constrain a portfolio manager’s ability to fully achieve target exposures to individual securities.

Although increased levels of concentration have fluctuated in both of these indices in the past, this market concentration may persist.

Due to the 1940 Act diversification requirement, the funds must underweight at least some of these holdings relative to their weights in the respective indices even if the portfolio managers find them to be attractive investment opportunities. The diversification status forces the portfolios to be underweight the benchmark’s top holdings, meaning each fund’s portfolio manager cannot choose to equal or overweight positions relative to its benchmark. This limitation can ultimately diminish the opportunity to outperform the benchmark on a risk-return basis. The investment adviser believes reclassifying each fund as non-diversified is in the best interests of each fund and its shareholders because the non-diversified status will provide portfolio managers with additional investment flexibility.

If shareholders do not approve this proposal for one or more of the funds, then those funds will retain the current fundamental diversification investment policy.

Even if the proposal is approved, each fund would continue to remain subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, each fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the fund’s total assets will be invested in the securities of a single issuer, and (2)

with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders for one or more of the funds, the proposed change will take effect on or about May 1, 2023, or on the first day of the month following shareholder approval if the meeting is adjourned for those funds. If shareholders do not approve this proposal for one or more of the funds, then those funds will retain the current fundamental diversification investment policy.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” [245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210.] Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

appendix A

List of trusts and funds, and each fund’s sub-advisers and each sub-adviser’s principal business address are listed below.

Sub-Advisers
TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]
FIDELITY ADVISOR SERIES I
Fidelity Advisor® Equity Growth Fund	x	x	x
Fidelity Advisor® Series Equity Growth Fund	x	x	x
Fidelity Advisor® Series Growth Opportunities Fund	–	x	x

FIDELITY COMMONWEALTH TRUST II
Fidelity® Large Cap Growth Enhanced Index Fund	–	–	–

FIDELITY HASTINGS STREET TRUST
Fidelity® Growth Discovery Fund	x	x	x

FIDELITY MT. VERNON STREET TRUST
Fidelity® Growth Company Fund	x	x	x
Fidelity® Growth Company K6 Fund	x	x	x
Fidelity® Series Growth Company Fund	–	x	x

FIDELITY SECURITES FUND
Fidelity® Blue Chip Growth Fund	x	x	x
Fidelity® Blue Chip Growth K6 Fund	x	x	x
Fidelity® Series Blue Chip Growth Fund	–	x	x

FIDELITY TREND FUND
Fidelity® Trend Fund	x	x	x

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.
[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.
[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

appendix B

Estimated aggregate costs for services to be provided by Broadridge to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY ADVISOR SERIES I
Fidelity Advisor® Equity Growth Fund	$63,149	$15,787
Fidelity Advisor® Series Equity Growth Fund	$4,600	$1,150
Fidelity Advisor® Series Growth Opportunities Fund	$4,600	$1,150

FIDELITY COMMONWEALTH TRUST II	$4,600	$1,150
Fidelity® Large Cap Growth Enhanced Index Fund

FIDELITY HASTINGS STREET TRUST
Fidelity® Growth Discovery Fund	$4,600	$1,150

FIDELITY MT. VERNON STREET TRUST
Fidelity® Growth Company Fund	$81,818	$20,455
Fidelity® Growth Company K6 Fund	$173,309	$43,327
Fidelity® Series Growth Company Fund	$4,600	$1,150

FIDELITY SECURITES FUND
Fidelity® Blue Chip Growth Fund	$4,600	$1,150
Fidelity® Blue Chip Growth K6 Fund	$121,029	$30,257
Fidelity® Series Blue Chip Growth Fund	$4,600	$1,150

FIDELITY TREND FUND
Fidelity® Trend Fund	$18,856	$4,714

appendix C

Information regarding the number of shares of each fund and class, as applicable, issued and outstanding as of November 30, 2022, is provided below.

TRUST/Fund	Number of Shares Outstanding as of November 30, 2022
FIDELITY ADVISOR SERIES I
Fidelity Advisor® Equity Growth Fund – Class A	$ [___]
Fidelity Advisor® Equity Growth Fund – Class M	$ [___]
Fidelity Advisor® Equity Growth Fund – Class C	$ [___]
Fidelity Advisor® Equity Growth Fund – Class I	$ [___]
Fidelity Advisor® Equity Growth Fund – Class Z	$ [___]
Fidelity Advisor® Series Equity Growth Fund	$ [___]
Fidelity Advisor® Series Growth Opportunities Fund	$ [___]

FIDELITY COMMONWEALTH TRUST II
Fidelity® Large Cap Growth Enhanced Index Fund	$ [___]

FIDELITY HASTINGS STREET TRUST
Fidelity® Growth Discovery Fund	$ [___]
Fidelity® Growth Discovery Fund – Class K	$ [___]

FIDELITY MT. VERNON STREET TRUST
Fidelity® Growth Company Fund	$ [___]
Fidelity® Growth Company Fund – Class K	$ [___]
Fidelity® Growth Company K6 Fund	$ [___]
Fidelity® Series Growth Company Fund	$ [___]

FIDELITY SECURITES FUND
Fidelity® Blue Chip Growth Fund	$ [___]
Fidelity® Blue Chip Growth Fund – Class K	$ [___]
Fidelity® Blue Chip Growth K6 Fund	$ [___]
Fidelity® Series Blue Chip Growth Fund	$ [___]

FIDELITY TREND FUND
Fidelity® Trend Fund	$ [___]

[appendix D

As of November 30, 2022, the following owned of record and/or beneficially 5% or more of the outstanding shares:]

Fidelity, Fidelity Investments & Pyramid Design, and Fidelity Advisor are registered service marks of FMR LLC. ©2022 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9907587.100	GW-PXS-0223

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

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IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		FOR	AGAINST	ABSTAIN

1.	For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN AN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D94230-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Donald F. Donahue, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 19, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON
REVERSE SIDE

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Donald F. Donahue, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 19, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

D94231-TBD

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D94232-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		FOR	AGAINST	ABSTAIN

1.	For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D94233-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Donald F. Donahue, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 19, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON
REVERSE SIDE